UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 10, 2009
Commercial Vehicle Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50890	41-1990662

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7800 Walton Parkway, New Albany, Ohio		43054

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 614-289-5360
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On February 10, 2009, Commercial Vehicle Group, Inc. issued the press release attached hereto as Exhibit 99.1 announcing preliminary operating results, cost reduction initiatives and expected impairment charges for the three months and fiscal year ended December 31, 2008. The information in Exhibit 99.1 is being provided pursuant to Item 2.02 of Form 8-K.
Item 2.05. Costs Associated with Exit or Disposal Activities.
     On February 10, 2009, Commercial Vehicle Group, Inc. (the “Company”) announced a restructuring plan that includes a 15% reduction in salaried workforce and the closure of five of the Company’s smaller manufacturing warehousing and assembly facilities. The facilities to be closed include the Company’s assembly and sequencing facility in Kent, Washington; seat sequencing and assembly facility in Statesville, North Carolina; manufacturing facility in Lake Oswego, Oregon; inventory and product warehouse in Concord, North Carolina; and seat assembly and distribution facility in Seneffs, Belgium. The restructuring is being implemented to control the Company’s operating costs in light of the current condition of the global economy, and in particular the commercial vehicle markets. The Company expects to substantially complete the restructuring by April 2009.
     The Company estimates it will record charges incurred in connection with the restructuring of approximately $2.5 million, consisting of approximately $1.5 million of severance costs and $1.0 million of facility closure costs. The Company estimates that all of the restructuring charges will be incurred as future cash expenditures, of which approximately $2.2 million is expected to be incurred in 2009 and approximately $0.3 million is expected to be incurred in 2010.
Item 7.01. Regulation FD Disclosure.
     The registrant hereby furnishes the information set forth in the press release issued on February 10, 2009, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.
     The exhibit furnished with this report is not deemed “filed” for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate such exhibit by reference, except as otherwise expressly stated in such filing.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.	Description

99.1	Press release issued February 10, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Commercial Vehicle Group, Inc.
February 10, 2009	By:	/s/ Chad M. Utrup
		Name:	Chad M. Utrup
		Title:	Chief Financial Officer

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